UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously announced, on May 8, 2023, entities affiliated with each of Goldman Sachs & Co. LLC (collectively, “Goldman”) and Pamplona Capital Management LLP (collectively, “Pamplona” and, together with Goldman, the “Lead Investors”) completed a registered secondary offering and sale of Privia Health Group, Inc.’s (the “Company”) common stock, resulting in the Lead Investors no longer beneficially owning outstanding securities of the Company representing at least 25% of the voting power of all outstanding securities of the Company generally entitled to vote in the election of directors as of that date. As a result, effective May 9, 2023, pursuant to the Company's amended and restated certificate of incorporation and the Company’s amended and restated bylaws (collectively, the "Organizational Documents"), among other things, the Company's Board of Directors (the "Board") was divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III, with each class serving staggered three-year terms. In accordance with the Organizational Documents and upon the recommendation of the Nominating and Corporate Governance Committee, the Board assigned members of the Board already in office and approved the following classifications, with Board members to serve initial terms set to expire at the annual meeting of stockholders as indicated below and until such Board member is re-elected or their successor is elected and qualified:
Class I - Term expires at annual meeting of stockholders in 2023

a.Jeff Bernstein
b.Nancy Cocozza
c.David King
Class II - Term expires at annual meeting of stockholders in 2024

a.Thomas McCarthy
b.Jaewon Ryu, MD
c.Bill Sullivan
Class III - Term expires at annual meeting of stockholders in 2025

a.Patricia Maryland
b.Shawn Morris
c.Will Sherrill

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: May 10, 2023	By:	/s/ David Mountcastle

Name: David Mountcastle
Title: Chief Financial Officer